GREEN TREE
                                    MORTGAGE
                                    SERVICES
                                  CORRESPONDENT
                                    AGREEMENT



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              GREEN TREE MORTGAGE SERVICES CORRESPONDENT AGREEMENT

THIS AGREEMENT, made this 21st day of May, 1997, by and between Green Tree Financial Corporation, a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "Green Tree") and Westmark Mortgage Corporation, a corporation existing under California law, (hereinafter referred to as "Correspondent").

         WHEREAS, Correspondent is engaged in the activity of selling loans made by the Correspondent to third party consumers ("Borrowers") which were funded by the Correspondent in the Correspondent's name, which loans are evidenced by notes ("Notes") and secured by mortgages or deeds of trust ("Mortgages") on real property hereinafter the Mortgages and Notes are collectively referred to as "Loans"); and

         WHEREAS, Green Tree is engaged in the activity of purchasing Loans funded by correspondents which Loans are evidenced by Notes and secured by Mortgages and is desirous of having Correspondent submit to it Loan Applications defined below generated by the Correspondent from Borrowers; and

         WHEREAS, Green Tree and Correspondent desire to enter into this agreement to govern the selling of Loans by Correspondent to Green Tree.

         NOW, THEREFORE, in consideration of the mutual covenants herein set forth and with the foregoing recitals incorporated herein by reference, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       LOAN APPLICATIONS.
                  -----------------

         Correspondent shall submit to Green Tree from time to time loan application packages including but not limited to, a loan application, credit report, appraisal, title report, income and mortgage verification and proof of insurance (collectively referred to as "Loan Applications"), the types of which are within the guidelines as to dollar minimums and maximums, terms, rates, collateral and other requirements as will be from time to time mutually agreed upon by and between Correspondent and Green Tree, provided, however, that nothing herein shall be construed as creating any obligation on the part of Green Tree to purchase Loans funded in the Correspondent's name.

         2.       INFORMATION REQUIRED FOR LOANS.
                  ------------------------------

         At the time of the submission of such Loan Applications by Correspondent to Green Tree, Green Tree may undertake to obtain at Green Tree's expense, such additional credit data, real estate appraisals, employment and mortgage documentation and any other additional information as Green Tree from time to time may require before making a decision on approval of said Loans. Further, if a decision is made by Green Tree to make a Loan, Green Tree, at Green Tree's expense, will perform such other functions as may be required to facilitate the closing of the Loan.

         3.       REJECTION OF LOAN APPLICATIONS.
                  ------------------------------

         Green Tree hereby retains the absolute right in its sole and absolute discretion to reject any and all Loan Applications submitted to it by Correspondent and shall not be bound to purchase any Loan until it has informed Correspondent and Borrower of its intention to do so in writing.

         4.       REPRESENTATIONS AND WARRANTIES OF CORRESPONDENT.
                  -----------------------------------------------

         It is understood and agreed by Correspondent and Green Tree that as a material inducement to Green Tree to enter into this Agreement, Correspondent hereby represents, warrants and covenants to Green Tree with respect to each Loan Application submitted to Green Tree, each Loan purchased by Green Tree from the Correspondent as follows:

         A. This Agreement, constitutes, when duly executed and delivered by Correspondent, a legal, valid and binding obligation of Correspondent enforceable against Correspondent according to its terms. Upon execution and delivery of this Agreement by Correspondent to Green Tree, the, Correspondent shall deliver certified copies of relevant corporate or similar resolutions.

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         B. Correspondent is duly organized, validly existing and in good standing under laws applicable to its organization and existence and is duly qualified as a foreign business in all jurisdictions wherein the character of the property owned or leased or the nature of the business transacted by Correspondent makes qualification as a foreign business necessary.

         C. Correspondent is a licensed first and/or secondary mortgage lender in good standing in all states in which it is selling Loans to Green Tree.

         D. Correspondent has in effect and in good standing all necessary and appropriate federal, state and local licenses or permits required to originate the Loans. Correspondent shall make available to Green Tree copies of any licenses required to be maintained by Correspondent upon Green Tree's request. Upon execution and delivery of this Agreement by Correspondent to Green Tree, the Correspondent shall deliver to Green Tree a good standing certificate for the state of its incorporation and, if requested by Green Tree, for each state in which Correspondent is or should be registered to do business.

         E. The execution and delivery of this Agreement by Correspondent and the performance by Correspondent of the obligations by it to be performed hereunder do not, and will not, violate any provision of any law, rule or regulation (federal, state or local), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Correspondent or to the charter or bylaws of the Correspondent, if applicable.

         F. Correspondent has the authority to make, deliver and perform this Agreement and all transactions contemplated hereunder. No consent of any other Person including Correspondent's shareholders, if applicable, or its governmental regulators, and no consent, license, approval or authorization of or registration with, or declaration by or with, any governmental authority, bureau or agency is required in connection with the execution, delivery, validity, enforceability or performance of this Agreement or the selling of any Loan to Green Tree, which consent, license, approval, authorization, registration or declaration has not been obtained.

         G. The execution and delivery of this Agreement by Correspondent and the performance by Correspondent of the obligations by it to be performed hereunder do not and will not result in a breach of or constitute a default under any agreement or instrument to which the Correspondent is a party or by which it may be bound or affected.

         H. There are no actions, suits or proceedings pending or, to the knowledge of Correspondent, threatened against or affecting Correspondent or the properties of Correspondent before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to Correspondent, would have a material adverse effect on the financial condition, properties or operation of Correspondent or its ability to originate the Loans.

         I. Correspondent has not, in connection with the Loan Applications submitted to Green Tree or Loans purchased by Green Tree, violated any applicable federal, state or local law or regulation, including without limitation, the Fair Credit Reporting Act and Regulations, the Federal Truth Lending Act and Regulation Z, the Federal Equal Credit Opportunity Act and Regulation B, the Federal Real Estate Settlement Procedures Act and Regulations or usury laws and regulations.

         J. Correspondent will originate all Loans in a prudent manner consistent with the normal and customary practices generally followed by businesses engaged in the origination of their own and others' Loans.

         K. Correspondent has not, in connection with the transaction contemplated by this Agreement, entered into any agreement, incurred any obligations, made any commitment or taken any action which might result in a claim for or an obligation to pay a brokerage commission, finder's fee or similar fee in respect to the Loans, other than as disclosed prior to the submission of the Loan Application to Green Tree.

         L. From and after the Settlement Date, Correspondent shall not solicit, directly or indirectly, any of the Borrowers for the purpose of refinancing the Loan brokered to Green Tree.

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                             Addendum Premium Rebate


In the event of the prepayment of a loan (other than by a refinancing by the Buyer or any of its subsidiaries or affiliates or a refinancing by Seller which is repurchased by the buyer) made pursuant to this agreement with respect to which a premium was paid to the seller, the seller shall refund to buyer a portion of the premium paid by Buyer on the loan determined on the following basis:

The amount refunded to Buyer shall equal the premium paid to the Seller by Buyer multiplied times the number of months remaining in the standard prepayment period (the "Prepayment Period") and divided by the full Prepayment Period The total number of months remaining in a Prepayment Period will include the month in which the Loan prepays.


                        premium paid by Buyer x number of months remaining in
Premium Refund  =                        Prepayment Period
                      ----------------------------------------------------------
                                   6 month total prepayment period


Any loan that has a prepayment penalty will not be subject to a premium rebate in the event of early prepayment.


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         9.       MISCELLANEOUS.
                  -------------

                  A.       Additional Documents.
                           --------------------

                  Each party shall from time to time, execute and deliver or cause to be executed and delivered, such additional instruments, papers and documents as the other party may at any time reasonably request for the purpose of carrying out this Agreement and the transactions provided for herein.

                  B.       Survival of Covenants, Agreements, Representations
                           --------------------------------------------------
                           and Warranties: Successors and Assigns.
                           --------------------------------------

                  All warranties, representations and covenants made by Correspondent in this Agreement or in any other instrument delivered by the Correspondent, or on Correspondent's behalf under this Agreement shall be considered to have been relied upon by Green Tree' and shall survive the delivery to Green Tree of any Loan Application and the termination of this Agreement, regardless of any investigation made by Green Tree or on its behalf. Green Tree reserves the right to proceed against third parties to enforce any representations, warranties and covenants made by them for the benefit of Correspondent.

                  C.       Severability.
                           ------------

                  If any provision or part thereof, of this Agreement is invalid or unenforceable under any law, such provision, or part thereof, is and will be totally ineffective to that extent, but the remaining provisions, or part thereof, will be unaffected.

                  D.       Waivers.
                           -------

                  No waivers of any term, provision or condition of this Agreement, whether by conduct in or otherwise in any one or more instances, shall be deemed to be, or construed as a further or continuing waiver of any such term, provision or condition, or of any other term, provision or fulfill condition of this Agreement.

                  E.       Governing Law.
                           -------------

                  This Agreement and all rights and obligations hereunder shall be governed by and construed in accordance with the substantive laws of Minnesota.

                  F.       Notice.
                           ------

                  Any notice or other communication in this Agreement provided or permitted to be given by one party to the other must be in writing and given by personal delivery or by depositing the same in the United States Mail, certified mail, return receipt requested, addressed to the other party to be notified, postage prepaid. For purposes of notice, the addresses of the party shall be as follows:

                  Green Tree Financial Corporation
                  1300 Landmark Towers
                  St. Paul, MN 55102

                  Attn:    Mark Shepherd
                  Correspondent:
                  Attn:

The above addresses may be changed from time to time by written notice from one party to the other.

                  G.       Captions.
                           --------

                  Paragraphs or other headings set forth in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

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                  H.       Entire Agreement.
                           ----------------

                  This Agreement and the documents referred to herein and executed concurrently herewith constitute the entire Agreement between the parties hereto with regard to the subject matter hereof, and there are no prior agreements, understandings, restrictions, warranties or representations between the parties with respect thereto.

                  I        Modification.
                           ------------

                  No changes or modification of this Agreement shall be valid unless the same be in writing and signed by all parties hereto.

                  J.       Benefit and Assignment.
                           ----------------------

                  Except as otherwise provided, this Agreement and all the terms and provisions hereof shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. However, anything to the contrary notwithstanding, this Agreement shall not be assignable by Correspondent without Green Tree's express written consent in its sole and absolute discretion.

                  K.       Termination.
                           -----------

                  This Agreement may be terminated by either Correspondent or Green Tree upon thirty (30) days written notice of termination to the non-terminating party. Except as otherwise provided for herein, upon such termination, Green Tree will settle any outstanding Loans in which commitments were issued in accordance with the terms of this Agreement. Notwithstanding the foregoing, Green Tree has the option of terminating this Agreement immediately upon notice to Correspondent of the Correspondent's breach of any of the representations, warranties and covenants set forth in this Agreement and Green Tree shall have no obligation to honor any Loan Applications after such termination.

                  L.       Sole Agreement.
                           --------------

                  It is understood and agreed that this Agreement supersedes all prior agreements between the parties hereto pertaining to the transactions contemplated by this Agreement and constitutes the sole mutual understanding regarding the subject matter hereof.

                  M.       Dispute Resolution.
                           ------------------

                  All disputes under this Agreement shall be resolved by arbitration pursuant to the provisions of this section.

                  The parties agree to communicate with each other to achieve informal resolution of all disputes that may arise under this Agreement. However, if communication does not resolve such dispute, the matter in dispute will be subject to the Dispute Resolution provisions set forth in this section.

                  The party that desires to initiate the Dispute Resolution provisions set forth herein shall notify the other party in writing of the nature and details of the matter in dispute (the "Notice"). Within thirty (30) days of the date of said Notice, a face to face meeting of one or more principal officers of each of the parties shall be held at a mutually convenient time and location to negotiate a resolution of the matter in dispute.

                  If negotiation does not resolve the matter in dispute following the conclusion of the face to face meeting, the parties agree to submit the matter in dispute to mediation within ten (10) days after the conclusion of said meeting. Such mediation shall be administered by the American Arbitration Association in accordance with its Commercial Mediation Rules. The mediator will not have power to decide the matter in dispute, but will use mediation techniques to assist the parties in reaching a resolution.


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                  If the matter in dispute is not resolved by negotiation or mediation, the parties agree to submit the matter in dispute to binding arbitration within ten (10) days after the conclusion of the mediation. Such arbitration shall be conducted by the American Arbitration Association in accordance with its Commercial Arbitration Rules in effect at the time of the commencement of the arbitration. Any arbitration hearing shall be held in St. Paul, Minnesota at a location to be determined by the American Arbitration Association, If the parties cannot agree on a single arbiter, then each party shall choose one arbiter and the third arbiter shall be chosen by the other two. Any award made by the arbitrator(s) shall be binding on the parties and judgment thereon may be entered in any court having jurisdiction thereof.

                  Notwithstanding the foregoing provisions, either party at any time may require that a matter in dispute be submitted directly to arbitration, irrespective of whether negotiation or mediation has been attempted or completed.

                  If a party is required to initiate litigation to enforce any of the provision of this section, the court shall award such party its court costs, disbursements, and reasonable attorneys' fees incurred as a result thereof.

                  N.       Assignment and Delegation of Duties and Rights.
                           ----------------------------------------------

                  Without the express written consent of the other party, neither Correspondent nor Green Tree may assign this Agreement or delegate any of its duties or rights hereunder except that (a) Green Tree may delegate such duties and rights to any party which is then a wholly owned subsidiary or a corporation under common control of Green Tree; and (b) Green Tree may assign this Agreement to a wholly owned subsidiary.

                  IN WITNESS WHEREOF, the parties hereto executed this Agreement on the date first above written.

                                       GREEN TREE FINANCIAL CORPORATION

                                       _________________________________________
                                       BY:

                                       _________________________________________
                                       ITS:



                                       _________________________________________
                                       CORRESPONDENT

                                       _________________________________________
                                       BY:

                                       _________________________________________
                                       ITS:


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